                                                                   Exhibit 10.37

                               FLEET NATIONAL BANK
                               100 Federal Street
                           Boston, Massachusetts 02110

                                  June 27, 2002

Mercury Air Group, Inc.
5456 McConnell Avenue
Los Angeles, California 90066
Attention: Robert Schlax, Chief Financial Officer

      Re: Limited Waiver and Consent regarding Sale

Dear Mr. Schlax:

      Reference is hereby made to that certain Revolving Credit and Term Loan Agreement dated as of March 2, 1999 (as amended, modified, supplemented or restated and in effect from time to time, the "Credit Agreement") by and among
(a) Mercury Air Group, Inc., a Delaware corporation having its principal place of business at 5456 McConnell Avenue, Los Angeles, California 90066 (the "Borrower"), (b) Fleet National Bank (f/k/a BankBoston, N.A.), a national banking association, as agent (in such capacity, the "Agent") for itself and the other Banks referred to below, and (c) Fleet National Bank and the other financial institutions from time to time parties thereto (collectively, the "Banks"). Capitalized terms used in this letter agreement shall have the respective meanings assigned to such terms in the Credit Agreement, unless otherwise defined in this letter agreement.

      The Borrower has notified the Agent that it has entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") dated June 27, 2002 with Signature Flight Support Corporation ("Signature Flight"), a Delaware corporation. Pursuant to the terms of the Asset Purchase Agreement, the Borrower has agreed to sell the "Purchased Assets" (as such term is defined in the Asset Purchase Agreement) to Signature Flight for the minimum consideration of $15,500,000 to be used by the Borrower as set forth in this letter agreement (the "Sale Transaction"). The Borrower has requested that the Agent and the Banks consent to the Sale Transaction as contemplated by the Asset Purchase Agreement and waive any defaults which may otherwise be occasioned thereby, to the limited extent necessary to allow the Sale Transaction. The Agent and the Banks have agreed to do so, but only upon the terms and conditions contained in this letter agreement.

      1. Subject to the terms and conditions contained herein, and upon the satisfaction of each of the conditions set forth below, and to the extent required by the terms of the Credit Agreement, the Agent and each of the Banks hereby consent to the Sale Transaction as contemplated by the terms and conditions of the Asset Purchase Agreement and waive any defaults which may otherwise be occasioned thereby, to the limited extent necessary to allow the Sale Transaction.

      2. The limited consent and waivers set forth in this letter agreement shall not be effective until the complete satisfaction of each of the following conditions, each in form and substance satisfactory to the Agent:

            (a) The Agent's receipt of five (5) original counterpart signature pages to this letter


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                  agreement, duly executed and delivered by the Banks, the
                  Borrower and each of the Guarantors;

            (b) The Agent's receipt from the Borrower of Net Proceeds (as defined below) from the Sale Transaction in the minimum amount of $15,050,000 to be applied in reduction of the Obligations as set forth in this letter agreement; and

            (c) The Borrower shall have executed and delivered to the Agent copies, certified by an officer of the Borrower as true, correct and complete copies, of the Asset Purchase Agreement and all other documents executed by either the Borrower and/or Signature Flight in connection with the Sale Transaction.

      3.    The Borrower hereby covenants and agrees as follows:

            (a) That the Borrower shall cause Signature Flight to remit the proceeds from the Sale Transaction, net of closing costs and expenses as set forth on the Sources and Uses Schedule attached hereto as EXHIBIT "A" (the "Net Proceeds"), directly to the Agent using the wire transfer instructions set forth on EXHIBIT "B" attached hereto;

            (b) The Borrower hereby instructs the Agent to apply the Net Proceeds as follows:

                  (i) The amount of $11,520,000 of the Net Proceeds shall be applied by the Agent in prepayment of the Acquisition Loans. The Borrower hereby confirms that, in accordance with Section 6.1 of the Credit Agreement, such prepayment shall be a permanent payment and shall not be available for reborrowing, and the Total Acquisition Loan Commitment shall be automatically reduced by the amount of such prepayment.

                  (ii) The remaining amount of the Net Proceeds (namely, $3,530,000, which amount shall be referred to as the "Remaining Net Proceeds") shall be held by the Agent as additional cash Collateral. After such time as the Borrower has established a demand deposit account (the "DDA") with the Agent, which the Borrower shall establish by no later than July 3, 2002, the Agent shall deposit the Remaining Net Proceeds into the DDA. Further, to secure the prompt, punctual, and faithful performance of all and each of the Obligations, the Borrower hereby grants to the Agent, for the ratable benefit of the Banks and the Agent, a security interest in and to, and assigns, pledges, and delivers to the Agent, for the ratable benefit of the Banks and the Agent, the DDA and any and all replacements, additions, and substitutions thereto, and all funds, products, proceeds, substitutions, additions, income (including, without limitation, all interest), and other distributions in respect thereto, and all books, records, and papers relating to same (all of which is referred to hereinafter as the "DDA Collateral"). The Banks agree that the Borrower may withdraw all or a portion of the DDA Collateral for the sole purpose of satisfying any capital gains taxes which may become due and owing by the Borrower as a result of the Sale Transaction, provided, however, that the Borrower's ability to withdraw

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                        any amounts from the DDA Collateral is expressly
                        conditioned upon each of the following:

                        (1) No Default or Event of Default has occurred under the Credit Agreement or any of the other Loan Documents;

                        (2) The Borrower has provided the Agent with a written request to make a withdrawal from the DDA Collateral, which written request shall contain a detailed description of the capital gains taxes which are due and payable, together with a certification executed by the principal financial or accounting officer of the Borrower that no Default or Event of Default has occurred or is continuing; and

                        (3) The Borrower has provided the Agent with evidence, in form and substance satisfactory to the Agent, in its sole discretion, supporting the written request referred to in clause (2) above.

                  (iii) Notwithstanding anything to the contrary contained in clause (ii) above, in the event that the Borrower fails to establish the DDA as required by the terms of clause
                        (ii) above, then the Agent shall have the right, in its sole discretion, to apply the Remaining Net Proceeds in reduction of the Acquisition Loans, as set forth in clause (i) above.

            (c) Within three (3) Business Days from the date of this letter agreement, the Borrower shall execute and deliver to the Agent a pledge and security agreement (the "DDA Pledge Agreement") in favor of the Agent, for the ratable benefit of the Banks and the Agent, to confirm the pledge and grant of a security interest in and to the DDA Collateral. The DDA Pledge Agreement shall be in form and substance satisfactory to the Agent in its sole discretion.

            (d) The Borrower acknowledges and agrees that this letter agreement is being entered into by the Agent and the Banks in reliance upon the terms of the Asset Purchase Agreement previously delivered to the Agent by the Borrower, a copy of which is attached hereto as EXHIBIT "C". Accordingly, the Borrower covenants and agrees that the Borrower shall not modify, amend or waive any term or condition of the Asset Purchase Agreement without the prior written consent of the Agent.

      4. The Borrower hereby acknowledges and agrees that the failure of the Borrower to comply with any of the covenants and agreements of the Borrower contained in this letter agreement shall constitute and immediate Event of Default under the terms of the Credit Agreement.

      5. The Borrower hereby acknowledges and agrees that nothing contained herein shall be deemed to constitute a representation or warranty of the Agent and/or the Banks that any of the representations, warranties, covenants and agreements of the Borrower contained in the Asset Purchase Agreement are true and accurate or will or can be fulfilled by the Borrower.

      6. The Agent and the Banks agree that upon the Agent's determination that each of the conditions to the effectiveness of this letter agreement (as set forth in Paragraph 2, above) have been satisfied, all liens and encumbrances which the Agent and the Banks may have in and to the Purchased Assets shall be released and terminated and, at the Borrower's sole cost and expense, the Agent shall deliver such UCC-3 Amendments and other documents as may be reasonably requested by the Borrower necessary to evidence such release and termination.

      7. The limited waivers and consent contained in this letter agreement are limited strictly to their respective terms, shall apply only to the specific matters and events described herein, shall not extend to or affect any of the Borrower's or the Guarantors' other obligations contained in the Credit Agreement or any other Loan Document. Except as expressly set forth herein, nothing contained herein shall be deemed to be a waiver of, or shall in any way impair or prejudice, any rights of the Agent or the Banks under the Credit Agreement or any other Loan Document. Nothing contained herein shall be construed as a willingness on the part of the Agent and the Banks to grant any similar or other future consent or limited waivers.

      8. The Borrower and the Guarantors each acknowledge and agree that (i) neither the Borrower nor the Guarantors have any claim or cause of action of any kind against any of the Banks or the Agent (or any of their respective directors, officers, employees, agents or affiliates); (ii) neither the Borrower nor the Guarantors have any offset right, counterclaim or defense of any kind against any of their respective obligations, indebtedness or liabilities owed to any of the Banks or the Agent; and (iii) each of the Banks and the Agent have heretofore performed and satisfied in a timely manner all of their obligations to either the Borrower and/or the Guarantors. In order to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Banks' or the Agent's rights, interests, contracts, collateral security or remedies, the Borrower and the Guarantors each hereby unconditionally release, waive and forever discharge (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of any of the Banks or the Agent to either of them, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether known or unknown, which either of them might otherwise have against any of the Banks or the Agent or any of their respective directors, officers, employees, agents or affiliates for their respective actions or omissions occurring prior to the date hereof, in either case (A) or (B) above, on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date hereof.

      9. This letter agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. THIS LETTER AGREEMENT SHALL BE AN INSTRUMENT UNDER SEAL AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW).

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      Kindly acknowledge the Borrower's and the Guarantors' agreement with the terms and conditions of this letter agreement by signing where indicated below and returning five (5) original counterpart signatures pages of this letter agreement to the Agent.

                                             FLEET NATIONAL BANK
                                             (f/k/a BankBoston, N.A.),
                                             as Agent and as a Bank

                                             By:
                                                 -------------------------------
                                             Name:
                                             Title:

                                             UNITED CALIFORNIA BANK
                                             (f/k/a Sanwa Bank California)

                                             By:
                                                 -------------------------------
                                             Name:
                                             Title:

                                             GE CAPITAL CFE, INC.

                                             By:
                                                 -------------------------------
                                             Name:
                                             Title:

                                             UNION BANK OF CALIFORNIA, N.A.

                                             By:
                                                 -------------------------------
                                             Name:
                                             Title:

Accepted and Agreed to by the Borrower
and the Guarantors:

MERCURY AIR GROUP, INC.


By:
    -----------------------
Name:
Title:

MAYTAG AIRCRAFT CORPORATION


By:
    -----------------------
Name:
Title:

MERCURY AIR CARGO, INC.

By:
    -----------------------
Name:
Title:

MERCURY ACCEPTANCE CORPORATION


By:
    -----------------------
Name:
Title:

EXCEL CARGO, INC.


By:
    -----------------------
Name:
Title:

MERCURY AIR CENTERS, INC.
(f/k/a Wofford Flying Service, Inc.)


By:
    -----------------------
Name:
Title:

AEG FINANCE CORPORATION


By:
    -----------------------
Name:
Title:

JUPITER AIRLINE AUTOMATION SERVICES, INC.
(f/k/a RPA Airline Automation Services, Inc. and
Rene Perez and Associates, Inc.)


By:
    -----------------------
Name:
Title:

HERMES AVIATION, INC.

By:
    -----------------------
Name:
Title:

VULCAN AVIATION, INC.


By:
    -----------------------
Name:
Title:

MERCFUEL, INC.


By:
    -----------------------
Name:
Title:

                                   EXHIBIT "A"

                             MERCURY AIR GROUP, INC.
                                BEDFORD FBO SALE
                           SOURCES AND USES STATEMENT
                           ESTIMATED AS JUNE 28, 2002
                      (all amounts in thousands of dollars)

                                SOURCES AND USES
--------------------------------------------------------------------------------

Source of Funds                         Uses of Funds
   Bedford FBO Sale     15,500             Bedford Closing Costs             0
                                           Hold Back Escrow                250
                                           Massport Fee                    200
                                           Bedford Taxes                 3,530
                                           Fleet Debt Reduction         11,520
                        ------                                          ------
   Total Sources        15,500                Total Uses                15,500
                        ======                                          ======

                                   EXHIBIT "B"

                           WIRE TRANSFER INSTRUCTIONS

          ------------------------------------------------------
          ABA #:                   011000138
          BANK NAME:               FLEET NATIONAL BANK
          CITY:                    BOSTON
          STATE:                   MASSACHUSETTS
          ACCOUNT NUMBER:          151035241515
          ACCOUNT NAME:            AGENCY SERVICES WIRE SUSPENSE
          REF:                     MERCURY AIR GROUP 31073133
          ATTENTION:               AGENCY SERVICES - NEW YORK
          ------------------------------------------------------